Exhibit 99.2

July 2009

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Ratios (percent)
Return on assets	3.05	0.17	(7.16)	(0.19)	(0.72)	1.03	0.06	1.26
Return on average common equity	41.2	(1.4)	(94.6)	(3.3)	(8.5)	12.3	0.7	13.8
Average equity as a percent of average assets	10.78	10.18	8.65	9.45	8.59	8.43	8.77	9.13
Net interest margin (a)	3.26	3.06	3.46	4.24	3.04	3.41	3.29	3.34
Efficiency (a)	29.9	65.1	131.3	54.2	58.6	42.3	72.6	59.2
Net losses charged off as a percent of average loans and leases	3.08	2.38	7.50	2.17	1.66	1.37	0.89	0.60
Allowance for loan and lease losses as a percent of loans and leases	4.28	3.72	3.31	2.41	1.85	1.49	1.17	1.08
Allowance for credit losses as a percent of loans and leases	4.57	4.00	3.54	2.56	1.98	1.62	1.29	1.19
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b) (c)	3.48	3.19	2.38	2.86	2.26	1.81	1.25	0.89
Allowance for loan and lease losses as a percent of nonperforming assets (c)	109.17	100.63	112.44	83.98	81.49	81.96	93.13	121.70
Allowance for credit losses as a percent of nonperforming assets	116.67	108.20	120.30	89.35	87.41	88.96	102.57	133.28
Common Share Data
Earnings per share	$1.35	$(0.04)	$(3.78)	$(0.14)	$(0.37)	$0.54	$0.03	$0.61
Earnings per diluted share	1.15	(0.04)	(3.78)	(0.14)	(0.37)	0.54	0.03	0.61
Cash dividends per common share	0.01	0.01	0.01	0.15	0.15	0.44	0.44	0.42
Book value per share	12.71	13.61	13.57	16.65	16.75	17.56	17.18	17.43
Common shares outstanding, excluding treasury	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075	532,671,925	532,626,990
Market price per share:
High	$9.15	$8.65	$14.75	$21.00	$23.75	$28.58	$35.34	$41.17
Low	2.50	1.01	6.32	7.96	8.96	20.25	24.82	33.60
End of period	7.10	2.92	8.26	11.90	10.18	20.92	25.13	33.88
Price/earnings ratio (c)	NM	NM	NM	198.33	12.57	11.19	12.69	16.37
Supplemental Data
Common dividends declared ($ in millions)	$8	$5	$6	$87	$87	$234	$234	$224
Full-time equivalent employees	20,702	20,618	21,476	21,522	21,617	21,726	21,683	20,775
Banking centers	1,306	1,311	1,307	1,298	1,308	1,232	1,227	1,181
ATMs	2,355	2,354	2,341	2,329	2,329	2,221	2,211	2,153

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

(c)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices. (NM = Not Meaningful)

Quarterly Data

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Income Statement ($ in millions)
Interest income (FTE)	$1,184	$1,183	$1,411	$1,553	$1,213	$1,453	$1,556	$1,535
Interest expense	348	402	514	485	469	627	771	775

Net interest income (FTE)	836	781	897	1,068	744	826	785	760
Provision for loan and lease losses	1,041	773	2,356	941	719	544	284	139
Noninterest income:
Electronic payment processing revenue	243	223	230	235	235	213	223	212
Service charges on deposits	162	146	162	172	159	147	160	151
Investment advisory revenue	73	76	78	90	92	93	94	95
Corporate banking revenue	99	116	121	104	111	107	106	91
Mortgage banking net revenue	147	134	(29)	45	86	97	26	26
Gain on sale of FTPS joint venture	1,764	—	—	—	—	—	—	—
Other noninterest income	49	10	24	112	49	177	(113)	93
Securities gains (losses), net	5	(24)	(40)	(63)	(10)	27	7	13
Securities gains, net - non-qualifying hedges on mortgage servicing rights	41	16	96	22	—	3	6	—

Total noninterest income	2,583	697	642	717	722	864	509	681
Noninterest expense:
Salaries, wages and incentives	346	327	337	321	331	347	328	310
Employee benefits	75	83	61	72	60	85	56	67
Payment processing expense	75	67	70	70	67	66	68	65
Net occupancy expense	79	79	77	77	73	72	70	66
Technology and communications	45	45	48	47	49	47	47	41
Equipment expense	31	31	35	34	31	31	32	30
Other noninterest expense	370	330	1,394	346	247	67	339	274

Total noninterest expense	1,021	962	2,022	967	858	715	940	853

Income (loss) before income taxes (FTE)	1,357	(257)	(2,839)	(123)	(111)	431	70	449
Taxable equivalent adjustment	5	5	5	5	6	6	6	6

Income (loss) before income taxes	1,352	(262)	(2,844)	(128)	(117)	425	64	443
Applicable income taxes	470	(312)	(702)	(72)	85	139	48	118

Net income (loss)	$882	$50	$(2,142)	$(56)	$(202)	$286	$16	$325

Net income (loss) available to common shareholders	$856	$(26)	$(2,184)	$(81)	$(202)	$286	$16	$325

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,742	$11,924	$11,924	$9,734	$9,829	$8,993	$8,924	$9,201
Tier II capital	4,330	4,578	4,722	4,239	4,202	4,211	2,809	2,623

Total risk-based capital	$18,072	$16,502	$16,646	$13,973	$14,031	$13,204	$11,733	$11,824

Risk-weighted assets	$106,540	$109,087	$112,622	$113,601	$115,481	$116,451	$115,529	$108,754

Tier I capital ratio	12.90%	10.93%	10.59%	8.57%	8.51%	7.72%	7.72%	8.46%
Total risk-based capital ratio	16.96%	15.13%	14.78%	12.30%	12.15%	11.34%	10.16%	10.87%
Tier I leverage ratio	12.17%	10.29%	10.27%	8.77%	9.08%	8.28%	8.50%	9.23%
Tier I common equity ratio	7.00%	4.50%	4.37%	5.18%	5.18%	5.74%	5.72%	7.17%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,899	$2,491	$2,739	$2,774	$2,853	$3,092	$2,660	$2,494
Available-for-sale and other securities	16,061	16,916	12,728	13,177	12,718	12,421	10,677	10,777
Held-to-maturity securities	357	358	360	360	361	353	355	346
Trading securities	1,354	1,407	1,191	915	241	184	171	155
Other short-term investments	513	1,587	3,578	229	286	517	620	765

Total cash and securities	21,184	22,759	20,596	17,455	16,459	16,567	14,483	14,537
Loans held for sale	3,341	2,602	1,452	1,000	889	2,573	4,329	2,761
Portfolio loans and leases	81,429	82,569	84,143	85,498	85,524	80,886	80,253	76,254

Total loans and leases	84,770	85,171	85,595	86,498	86,413	83,459	84,582	79,015
Allowance for loan and lease losses	(3,485)	(3,070)	(2,787)	(2,058)	(1,580)	(1,205)	(937)	(827)
Bank premises and equipment	2,440	2,490	2,494	2,470	2,444	2,265	2,223	2,127
Operating lease equipment	474	470	463	369	364	317	353	283
Goodwill	2,417	2,623	2,624	3,592	3,603	2,460	2,470	2,192
Intangible assets	133	154	168	188	203	143	147	138
Servicing rights	595	481	499	687	701	596	618	626
Other real estate owned	249	255	231	214	208	193	159	127
Other assets	7,207	7,980	9,881	6,879	6,160	6,601	6,864	6,047

Total assets	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265

Liabilities
Deposits:
Demand	$17,202	$16,370	$15,287	$14,241	$16,259	$14,949	$14,404	$13,174
Interest checking	14,630	14,510	14,222	13,251	14,002	14,842	15,254	14,294
Savings	16,819	16,517	16,063	15,955	16,602	16,572	15,635	15,599
Money market	4,193	4,353	4,689	5,352	6,806	7,077	6,521	6,163
Foreign office	2,244	1,671	2,144	1,999	2,174	2,354	2,572	2,014
Other time	14,540	14,571	14,350	11,778	9,839	9,883	11,440	10,267
Certificates - $100,000 and over	10,688	11,784	11,851	13,173	10,870	4,993	6,738	5,973
Other foreign office	504	6	7	1,711	864	731	2,881	1,898

Total deposits	80,820	79,782	78,613	77,460	77,416	71,401	75,445	69,382
Federal funds purchased	435	363	287	2,521	2,447	5,612	4,427	5,130
Other short-term borrowings	6,802	11,076	9,959	8,791	5,628	6,387	4,747	3,796
Other liabilities	4,125	3,812	5,243	3,879	3,684	4,603	4,325	4,166
Long-term debt	10,102	12,178	13,585	12,947	15,046	14,041	12,857	12,498

Total liabilities	102,284	107,211	107,687	105,598	104,221	102,044	101,801	94,972

Shareholders’ Equity
Common and preferred equity	13,752	12,180	12,208	10,986	11,138	11,537	11,496	11,665
Net unrealized gains (losses):
Available-for-sale securities	157	178	115	(47)	(132)	2	(94)	(149)
Qualifying cash flow hedges	95	76	88	41	34	64	25	6
Accumulated other comprehensive income related to employee benefit plans	(100)	(103)	(105)	(53)	(54)	(55)	(57)	(55)
Treasury stock, at cost	(204)	(229)	(229)	(231)	(232)	(2,196)	(2,209)	(2,174)

Total shareholders’ equity	13,700	12,102	12,077	10,696	10,754	9,352	9,161	9,293

Total liabilities & shareholders’ equity	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265

Share Data
Preferred shares outstanding	152,771	180,620	180,620	53,550	53,550	9,250	9,250	9,250
Common shares outstanding, excluding treasury	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	577,529,636	532,671,925	532,626,990
Treasury shares held	6,190,740	6,491,107	6,040,492	5,940,560	5,897,468	51,321,029	51,516,339	50,800,114

Quarterly Data

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$84,996	$85,828	$87,425	$85,772	$85,212	$84,912	$82,172	$78,243
Taxable securities	16,778	16,283	14,882	13,310	12,554	11,560	11,360	11,180
Tax exempt securities	242	262	288	315	364	403	464	490
Other short-term investments	742	1,290	513	890	445	634	682	499

Total interest-earning assets	102,758	103,663	103,108	100,287	98,575	97,509	94,678	90,412
Cash and due from banks	2,350	2,438	2,897	2,468	2,357	2,236	2,424	2,189
Other assets	13,907	15,364	15,090	13,683	12,370	12,477	11,444	10,330
Allowance for loan and lease losses	(3,137)	(2,784)	(2,142)	(1,654)	(1,204)	(931)	(819)	(800)

Total assets	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131

Liabilities
Interest-bearing liabilities:
Interest checking	$14,837	$14,229	$13,698	$13,843	$14,396	$14,836	$14,394	$14,334
Savings	16,705	16,272	15,960	16,154	16,583	16,075	15,616	15,390
Money market	4,167	4,559	4,983	6,051	6,592	6,896	6,363	6,247
Foreign office	1,717	1,755	1,876	2,126	2,169	2,443	2,249	1,808
Other time	14,612	14,501	13,337	10,780	9,517	10,884	11,011	10,290
Certificates - $100,000 and over	11,455	11,802	12,468	11,623	8,143	5,835	6,613	6,062
Other foreign office	240	247	1,090	395	2,948	3,861	2,464	1,981
Federal funds purchased	542	701	2,016	1,013	3,643	5,258	4,189	4,322
Other short-term borrowings	8,002	9,621	10,912	9,613	5,623	4,937	4,890	3,285
Long-term debt	11,130	12,531	13,101	14,392	14,803	13,328	13,188	12,351

Total interest-bearing liabilities	83,407	86,218	89,441	85,990	84,417	84,353	80,977	76,070
Demand deposits	16,689	15,532	14,602	14,225	14,023	13,208	13,345	13,143
Other liabilities	3,292	4,847	4,619	3,726	4,029	4,351	3,959	3,594

Total liabilities	103,388	106,597	108,662	103,941	102,469	101,912	98,281	92,807
Shareholders’ equity	12,490	12,084	10,291	10,843	9,629	9,379	9,446	9,324

Total liabilities & shareholders’ equity	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131

Average loans and leases (excluding held for sale)	$81,573	$83,561	$86,369	$84,695	$83,537	$80,945	$78,174	$76,295
Average common shares outstanding:
Basic	629,789,476	571,810,034	571,809,026	571,705,319	540,029,899	528,497,585	529,119,898	530,123,356
Diluted	718,245,141	571,810,034	571,809,026	571,705,319	540,029,899	530,372,174	530,938,891	532,470,709

Quarterly Data

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,419	$28,627	$29,220	$29,424	$28,958	$27,937	$26,079	$23,317
Commercial mortgage	12,600	12,768	12,952	13,355	13,394	12,155	11,967	11,178
Commercial construction	4,641	4,930	5,114	6,002	6,007	5,592	5,561	5,463
Commercial leases	3,532	3,521	3,666	3,642	3,647	3,727	3,737	3,710

Subtotal - commercial	49,192	49,846	50,952	52,423	52,006	49,411	47,344	43,668
Consumer:
Residential mortgage	11,440	10,972	10,292	10,292	10,704	10,985	11,433	9,945
Home equity	12,511	12,710	12,752	12,599	12,421	11,803	11,874	11,737
Automobile loans	8,741	8,688	8,594	8,306	8,362	8,394	11,183	11,043
Credit card	1,914	1,816	1,811	1,688	1,717	1,686	1,591	1,460
Other consumer loans and leases	972	1,139	1,198	1,190	1,203	1,180	1,157	1,162

Subtotal - consumer	35,578	35,325	34,647	34,075	34,407	34,048	37,238	35,347

Total loans and leases	$84,770	$85,171	$85,599	$86,498	$86,413	$83,459	$84,582	$79,015

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,038	$28,968	$30,227	$28,284	$28,557	$26,617	$24,526	$22,345
Commercial mortgage	12,668	12,809	13,194	13,257	12,590	12,052	11,588	11,117
Commercial construction	4,842	5,115	5,990	6,110	5,700	5,577	5,544	5,499
Commercial leases	3,512	3,564	3,610	3,642	3,747	3,723	3,692	3,700

Subtotal - commercial	49,060	50,456	53,021	51,293	50,594	47,969	45,350	42,661
Consumer:
Residential mortgage	11,669	10,921	10,327	10,711	11,244	11,699	11,181	10,396
Home equity	12,636	12,763	12,677	12,534	12,012	11,846	11,843	11,752
Automobile loans	8,692	8,687	8,428	8,303	8,439	10,542	11,158	10,865
Credit card	1,863	1,825	1,748	1,720	1,703	1,660	1,461	1,366
Other consumer loans and leases	1,075	1,177	1,225	1,211	1,221	1,196	1,179	1,203

Subtotal - consumer	35,935	35,373	34,405	34,479	34,619	36,943	36,822	35,582

Total average loans and leases	$84,995	$85,829	$87,426	$85,772	$85,213	$84,912	$82,172	$78,243

Asset Quality ($ in millions)
Nonaccrual loans and leases	$2,387	$2,229	$1,696	$2,179	$1,670	$1,224	$813	$542
Nonaccrual loans held for sale	352	403	473	—	—	—	—	—
Restructured loans and leases (non accrual)	200	167	80	50	56	43	22	—
Other assets, including other real estate owned	253	252	230	222	212	204	171	137

Total nonperforming assets	$3,192	$3,051	$2,479	$2,451	$1,938	$1,471	$1,006	$679

Ninety days past due loans and leases	$762	$733	$662	$671	$608	$539	$491	$360

Commercial loans and leases	$673	$704	$586	$573	$425	$311	$180	$180
Commercial mortgage	953	900	715	724	524	312	243	146
Commercial construction loans	837	736	578	636	537	408	249	105
Consumer mortgage and construction	360	346	279	221	166	156	98	64
Other consumer loans and leases	116	113	91	75	74	80	65	47

Total nonperforming loans and leases (including held for sale)	$2,939	$2,799	$2,249	$2,229	$1,726	$1,267	$835	$542

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(658)	$(521)	$(1,652)	$(481)	$(365)	$(293)	$(193)	$(127)
Recoveries	32	31	25	18	21	17	19	12

Net losses charged off	$(626)	$(490)	$(1,627)	$(463)	$(344)	$(276)	$(174)	$(115)